UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                         SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]Preliminary Proxy Statement
[ ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]Definitive Proxy Statement
[ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant to Section 240.14a-12

                      SCIENTIFIC INDUSTRIES, INC.
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       (Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

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


                SCIENTIFIC INDUSTRIES, INC.









                                                     October 19, 2007

Dear Fellow Stockholders:

  You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Scientific Industries, Inc. which will be held at 11:00 a.m. (New York time) on Thursday, November 29, 2007 at the Holiday Inn Hotel, 3845 Veterans Memorial Highway, Ronkonkoma, New York 11779.

  Information concerning the matters to be considered and voted upon at the Annual Meeting is set out in the attached Notice of 2007 Annual Meeting of Stockholders and Proxy Statement.

  It is important that your shares be represented at the 2007 Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, please complete, sign and date the enclosed proxy card and return it as soon as possible in the accompanying business reply envelope so that your shares will be represented at the Annual Meeting. This will not limit your right to vote in person or to attend the meeting.

  Thank you for your continued support.


                                                   Sincerely,

                                                   /s/ Joseph G. Cremonese
                                                   _______________________
                                                  Joseph G. Cremonese
                                                  Chairman

                    SCIENTIFIC INDUSTRIES, INC.
                         70 Orville Drive
                     Bohemia, New York 11716

                          _____________

          NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

                        NOVEMBER 29, 2007




  Notice is hereby given that the 2007 Annual Meeting of Stockholders
(the "Annual Meeting") of Scientific Industries, Inc., a Delaware corporation (the "Company"), will be held on Thursday, November 29, 2007, at 11:00 a.m. (New York time) at the Holiday Inn Hotel, 3845 Veterans Memorial Highway, Ronkonkoma, New York, 11779, for the following purposes:

  1. To elect two Class B Directors to the Company's Board of Directors to serve until the Company's annual meeting of stockholders with respect to the year ending June 30, 2010 and until the election and qualification of their respective successors.

  2. To ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP (formerly Nussbaum, Yates & Wolpow, P.C.) as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2008.

  3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

  The foregoing items of business are more fully described in the accompanying proxy statement.

  The Board of Directors has fixed the close of business on October 18, 2007, as the record date for determination of stockholders entitled to notice of and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

  A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of the Company at the Annual Meeting. In addition, the list will be open for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company.

  You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage paid envelope. Any proxy may be revoked by delivery of a later dated proxy.



                           By Order of your Board of Directors,

                           /s/ Robert P. Nichols
                           _____________________
                           Robert P. Nichols
                           Secretary

Bohemia, New York
October 19, 2007






WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE KINDLY REQUEST THAT YOU PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.





                    YOUR VOTE IS IMPORTANT

                  SCIENTIFIC INDUSTRIES, INC.
                        70 Orville Drive
                    Bohemia, New York 11716

                        PROXY STATEMENT
                       _________________

              2007 ANNUAL MEETING OF STOCKHOLDERS
                TO BE HELD ON NOVEMBER 29, 2007
                       _________________

Solicitation of Proxies

  This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Scientific Industries, Inc., a Delaware corporation (the "Company"), for use at the 2007 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Holiday Inn Hotel, 3845 Veterans Memorial Highway, Ronkonkoma, New York, 11779, on Thursday, November 29, 2007, at 11:00 a.m. (New York time), and at any adjournments or postponements thereof.

  At the Annual Meeting, stockholders of the Company will be asked to:
(1) elect two Directors of the Company to serve until the Company's annual meeting of stockholders with respect to the fiscal year ending June 30, 2010, and the election and qualification of their respective successors; (2) ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP (formerly Nussbaum, Yates & Wolpow, P.C.), as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2008; and (3) transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.


Record Date, Voting Rights

  Only stockholders of record of the Company's Common Stock, par value $0.05 per share (the "Common Stock"), as of the close of business on October 18, 2007 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.
On the Record Date, there were 1,145,352 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

  The presence at the Annual Meeting, in person or by a properly executed proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock as of the Record Date is necessary to constitute a quorum. Abstentions and broker "non-votes" are included in the determination of the number of shares of Common Stock present at the Annual Meeting for quorum purposes. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting of Proxies, Revocation, Solicitation

  All stockholders who deliver properly executed and dated proxies to the Company prior to the Annual Meeting will be deemed present at the Annual Meeting regardless of whether such proxies direct the proxy holders to vote for or against, or to withhold or abstain from voting. The proxies, when properly executed and returned to the Company, will be voted in accordance with the instructions given therein by the person executing the proxy.
In the absence of instructions, properly executed proxies will be voted FOR
(1) the election of the Board's nominees, Joseph I. Kesselman and Grace S. Morin, as Directors of the Company; and (2) the ratification of the appointment by the Board of Directors of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2008.

  Any stockholder who executes and delivers a proxy may revoke it at any time before it is voted by delivering a written notice of such revocation to the Secretary of the Company at the address of the Company set forth in this proxy statement, by submitting a properly executed proxy bearing a later date, or by appearing at the Annual Meeting and requesting the return of the proxy or by voting in person. In accordance with applicable rules, boxes and designated spaces are provided on the proxy card for stockholders to mark if they wish either to vote for or withhold authority to vote for the nominees for Directors, or to vote for or against or to abstain from voting for the proposal to ratify the appointment of the Company's independent registered public accounting firm.

  A stockholder's attendance at the Annual Meeting will not, by itself, revoke a proxy given by that stockholder. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy), which are tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office.

  It is anticipated that this proxy statement, the enclosed proxy card and the Company's Annual Report will be mailed to the Company's stockholders on or about October 26, 2007.


                     PRINCIPAL STOCKHOLDERS

The following table sets forth as of October 18, 2007 certain information as to each person who to the Company's knowledge, based upon such person's representations or publicly available filings, beneficially owned more than 5% of the outstanding shares of the Company's Common Stock as of that date:

Name and Address of        Shares Beneficially           Percent of
Beneficial Owner           Owned**                       Class***
___________________        ___________________           __________

James S. Segasture*             187,250 (1)                16.3

Lowell A. Kleiman               139,581 (2)                12.2
16 Walnut Street
Glen Head, NY 11545

Grace S. Morin*                 112,950                     9.9

Joseph I. Kesselman*            64,120 (3)                  5.5

Arthur M. Borden*               60,740 (4)                  5.2

______________
* The address is c/o Scientific Industries, Inc., 70 Orville Drive, Bohemia, New York 11716.

**    Beneficial ownership, as such term is used herein, is determined in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and includes voting and/or investment power with respect to shares of Common Stock of the Company. Unless otherwise indicated, the named person possesses sole voting and investment power with respect to the shares. The shares shown include shares issuable pursuant to options held by the named person that may be exercised within 60 days of the date indicated above.

***   Percentages of ownership are based upon the number of shares of
Common Stock issued and outstanding. Shares of Common Stock that may be acquired pursuant to options that are exercisable within 60 days of the date indicated above are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for the percentage ownership of any other person.

(1) Includes 4,000 shares issuable upon exercise of options and 493 shares owned by his wife.

(2) Based on information reported in his Schedule 13(d) filed with the Securities and Exchange Commission on October 30, 2002.

(3) Includes 16,000 shares issuable upon exercise of options, 735 shares of Common Stock owned jointly with his wife, and 4,000 shares of Common Stock owned by his wife.

(4)    Includes 20,000 shares issuable upon exercise of options.

                        PROPOSAL 1

                   ELECTION OF DIRECTORS

General
_______

       The Company's Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, each class serving a three-year term on a staggered basis. The Board of Directors is currently comprised of six members, of whom two are Class A Directors, two are a Class B Directors and two are Class C Directors. At the Annual Meeting, two Class B Directors are to be elected to serve until the annual meeting of stockholders with respect to the fiscal year ending June 30, 2010, and until their successors are duly elected and qualified. Shares of Common Stock represented by proxies solicited by the Board of Directors will be voted for the nominees hereinafter named if authority to do so is not specifically withheld. If for any reason said nominees shall become unavailable for election, which is not now anticipated, the proxies will be voted for a substitute nominee designated by the Board of Directors.

       The Directors of the Company are elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. A plurality means that the nominee with the largest number of votes is elected as Director. In tabulating the vote, abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of the vote.

  The Board of Directors recommends that stockholders vote FOR the election of the nominees identified below to the Board of Directors.

Nominees
________

       The Board of Directors has designated Mr. Joseph I. Kesselman and Ms. Grace S. Morin, both currently Class B Directors, as their nominees for election.

       Grace S. Morin (age 59 ), a Director since December 4, 2006, had been from December 2003 President, Director and principal stockholder of Altamira Instruments, Inc. until its acquisition by the Company on November 30, 2006. Ms. Morin has been engaged by Altamira Instruments, Inc. ("Altamira") on a part-time basis to supervise the administrative functions for the Company's Catalyst Research Instruments operations in the Pittsburgh, Pennsylvania facility. Prior to December 2003, she was a general business consultant for two years, and prior to that she was a member of senior management of a designer of gas flow environmental engineered products for approximately four years.

       Joseph I. Kesselman (age 82), a Director since 1961 and Chairman of the Board from August 2002 until his resignation in February 2006, has been for more than five years a consultant to various corporations. He is a director of Nuclear and Environmental Protection Inc., Hopare Holding,
S.A. (a Swiss company), and Infranor Inc., a developer and manufacturer of servo systems.

Other Directors
_______________

       Class A Directors:

       Arthur M. Borden, Esq. (age 87), a Director since 1974, has been counsel to the law firm of Katten Muchin Rosenman LLP (formerly Rosenman & Colin) during the past five years. He is a director of Supreme
Industries, Inc., a nationwide manufacturer of specialized truck bodies.

       James S. Segasture (age 71), a Director since 1991, has been a private investor since February 1990.

       Class C Directors:

       Joseph G. Cremonese (age 71), a Director since November 2002 and Chairman of the Board since February 2006, has been a marketing consultant to the Company since 1996. Mr. Cremonese has been since 1991, President of Laboratory Innovation Company, Ltd., which is a vehicle for technology transfer and consulting services for companies, including the Company, engaged in the production and sale of products for science and biotechnology. Since March 2003, Mr. Cremonese has been a director of and consultant to Proteomics, Inc., a producer of recombinant proteins for medical research. Prior to 1991, he had been employed by Fisher Scientific, the largest U.S. distributor of laboratory equipment, which had been for many years through fiscal 2006, the Company's major customer.

       Roger B. Knowles (age 82), a Director since 1965, is retired. During the past five years he has been involved in liquidating various real estate and manufacturing concerns.

  Stock Ownership

       The following table sets forth, as of October 18, 2007, the number of shares of Common Stock beneficially owned by (i) each Director of the Company, including the nominees for Directors, (ii) each executive officer of the Company identified in the Summary Compensation Table under "Executive Officers," and (iii) all directors and executive officers as a group.

Beneficial Owner           Number           Percentage
________________         __________         __________

Arthur M. Borden         60,740 (1)            5.2%

Joseph G. Cremonese      31,410 (2)            2.7%

Joseph I. Kesselman      64,120 (3)            5.5%

Roger B. Knowles         25,595 (4)            2.2%

Grace S. Morin          112,950                9.9%

James S. Segasture      187,250 (5)           16.3%

Helena R. Santos         18,000 (6)            1.6%

Robert P. Nichols        27,800 (7)            2.4%

All current directors
and executive officers as a
group (8 persons)       527,865 (8)           42.4%

(1)    Includes 20,000 shares issuable upon exercise of options.
(2) Includes 21,410 shares owned jointly with his wife and 10,000 shares issuable upon exercise of options.
(3) Includes 16,000 shares issuable upon exercise of options, 735 shares of Common Stock owned jointly with his wife, and 4,000 shares of Common Stock owned by his wife.
(4) Includes 4,258 shares owned by his wife, 1,337 shares owned by a trust of which he is a trustee, beneficial ownership of which is disclaimed by him, and 20,000 shares issuable upon exercise of options.
(5) Includes 4,000 shares issuable upon exercise of options and 493 shares owned by his wife.
(6)    Includes 5,000 shares issuable upon exercise of options.
(7)    Includes 25,000 shares issuable upon exercise of options.
(8)    Includes 100,000 shares issuable upon exercise of options.

Board Committees
________________

       Joseph I. Kesselman and James S. Segasture have been appointed as the sole members of the Company's Stock Option Committee to serve at the discretion of the Board and to administer the Company's 2002 Stock Option Plan ("2002 Plan").

       Grace S. Morin, Joseph I. Kesselman, and James S. Segasture have been appointed as the members of the Company's Compensation
Committee to serve at the discretion of the Board and to administer the Company's Compensation policies.

       The Board of Directors acts as the Company's Audit Committee.

       The Company does not have a financial expert on the Audit
Committee as defined by the Securities and Exchange Commission;
however, the Company believes that the members of the Audit Committee have sufficient knowledge to properly evaluate and analyze the Company's financial statements.

Meetings
________

       During the fiscal year ended June 30, 2007 ("fiscal 2007"), the Board of Directors held five meetings, at each of which all persons who were Directors at the time were present.

Directors' Compensation and Options
___________________________________


                     DIRECTORS' COMPENSATION
____________________________________________________________________
                                          Non-
                                          Equity
            Fees                          Incentive
            Earned                        Plan
            or Paid    Stock     Option   Comp-
            in Cash    Awards    Awards   ensation
Name        ($)        ($)       ($)      ($)
(a)         (b)        (c)       (d)      (e)
_____________________________________________________________________
Arthur M.
Borden      7,250      0              0    0

Joseph G.
Cremonese  17,000      0         10,100    0

Joseph I.
Kesselman   7,250      0              0    0

Roger B.
Knowles     7,250      0              0    0

Grace S.
Morin           0      0              0    0

James S.
Segasture   7,250      0              0    0

____________________________________________________________________


                 DIRECTORS' COMPENSATION (CONTINUED)
____________________________________________________________________
            Non-
            qualified
            Deferred    All
            Comp-       Other
            ensation    Comp-
            Earnings    ensation    Total
Name        ($)         ($)         ($)
(a)         (f)         (g)         (h)
____________________________________________________________________

Arthur M.     0          0           7,250
Borden

Joseph G.
Cremonese     0          (1)       27,100(1)

Joseph I.
Kesselman     0           0         7,250

Roger B.
Knowles       0           0         7,250

Grace S.
Morin         0          (2)          (2)

James S.
Segasture     0           0         7,250

____________________________________________________________________

(1) Mr. Cremonese received additional compensation amounting to $32,900 for fiscal 2007 under a separate agreement with the Company for marketing consulting services as described under "Related Transactions".

(2) Ms. Morin, as an employee-director does not receive director compensation; however, since November 30, 2006, she received $41,000 in compensation as an employee of Altamira.

  As of April 1, 2007, the Company increased its quarterly retainer fees to its Directors from $750 to $1,500 and for each meeting attended from $500 to $1,000. In addition, the Company reimburses each Director for out-of-pocket expenses incurred in connection with attendance at board meetings in the amount of $50 or the Director's itemized expenses, whichever is greater. Mr. Joseph I. Kesselman as Chairman of the Board until February 2006 received $750 per month, and Mr. Joseph G. Cremonese, as Chairman of the Board, since February 2006 received $750 per month until April when the monthly fee was increased to $1,000. During fiscal 2007, the fees to non-employee Directors aggregated $46,000.


  Pursuant to the Company's 1992 Stock Option Plan ("1992 Plan") options to purchase 3,000 shares of Common Stock at the then fair market value were granted to each non-employee director who was on the Board of Directors on the first business day of each March, in 1993, 1994, 1995, and 1996, namely Messrs. Borden, Kesselman, Knowles and Segasture. In addition, in December 1997 and through December 2002 the Board of Directors granted under the 1992 Plan annually options to purchase 4,000 shares of Common Stock to each of them exercisable at the fair market value on the date of grant. Accordingly, as of June 30, 2007, the Company had granted under the 1992 Plan to the foregoing four non-employee Directors options to purchase an aggregate of 128,000 shares of Common Stock, or options to purchase 32,000 shares of Common Stock for each. The fair market value per share of Common Stock on the dates of grant ranged from $0.50 for options granted in 1993 to $2.40 in 2002. As of June 30, 2007, options under the 1992 Plan with respect to 68,000 shares had been exercised by the Directors. In addition, they had exercised options with respect to 48,000 shares granted to them prior to the adoption of the 1992 Plan.

  Under the Company's 2002 Plan, none of the Directors at the time of the adoption by the Board of Directors of the 2002 Plan (subsequently approved by stockholders) were eligible to receive option grants. Mr. Joseph G. Cremonese who was elected Director at the 2002 Annual Meeting of Stockholders, was granted on December 1, 2003 an option to purchase 5,000 shares of Common Stock at the fair market value of $1.35 per share, and, on February 20, 2007 an option to purchase 5,000 shares of Common Stock at the fair market value of $3.10 per share.


Executive Officers
__________________

  The following are the Executive Officers of the Company:

  Helena R. Santos, CPA (age 43), employed by the Company since 1994, was appointed in August 2002 as President, Chief Executive Officer and Treasurer. Previously she served as Vice President, Controller from
1997 and Secretary from May 2001. Ms. Santos was an internal auditor with a major defense contractor from March 1991 to April 1994. She had been previously employed in public accounting.

  Robert P. Nichols (age 46), employed by the Company since February 1998, was appointed in August 2002 as Executive Vice President. He had
been Vice President, Engineering from May 2001.   Prior to joining the
Company, Mr. Nichols was an Engineer Manager with Bay Side Motion Group, a precision motion equipment manufacturer, from January 1996 to February 1998.

  The executive officers of the Company are elected by the Board of Directors and hold office until their respective successors are elected and qualified or until his or her earlier resignation or removal. None of the officers need to be Directors, and more than one office may be held by the same person. There is no arrangement or understanding between any executive officer and any person other than the Company regarding election as an officer. There are no family relationships between any Director and any executive officer of the Company.

  On December 29, 2006, the Company entered into new employment agreements with Ms. Helena R. Santos and Mr. Robert P. Nichols replacing employment agreements that were entered into in September 2004. The new agreements increased their base annual salaries by $10,000 each - to $120,000 for Ms. Santos and $115,000 for Mr. Nichols. The new agreements also extended their employment period to December 31, 2008. They otherwise contain substantially the same provisions as the replaced agreements, including annual bonuses at the discretion of the Board and non-competition and confidentiality covenants. The Board awarded a $10,000 bonus to each of Ms. Santos and Mr. Nichols on December 4, 2006 which was paid on December 31, 2006.

  The Compensation Committee along with the other members of the Board reviews and determines the compensation payable to executives. In making a determination, the Committee and the Board give material consideration to the Company's results of operations and financial condition and competitive factors. The compensation at times includes grants of options under its stock option plan to the named executive, each subject to long-term employment agreements, containing terms which the Board of Directors deemed reasonable. The Board is cognizant that as a relatively small company, the Company has limited resources and opportunities with respect to recruiting and retaining key executives. Accordingly, the Company has relied upon long-term employment agreements to retain qualified personnel.

  The following table summarizes all compensation paid by the Company to its then Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO"), and President; and Executive Vice President with respect to each of the three fiscal years ended June 30, 2007, 2006 and 2005. No other executive officer earned in excess of $100,000 in any of such fiscal periods.

               SUMMARY COMPENSATION TABLE
_____________________________________________________________
                                                    Non-
                                                    Equity
                                                    Incentive
Name                                                Plan
and                                 Stock   Option  Comp-
Principal    Fiscal  Salary  Bonus  Awards  Awards  ensation
Position     Year    ($)     ($)    ($)     ($)     ($)
(a)          (b)     (c)     (d)    (e)     (f)     (g)
_____________________________________________________________
Helena R.    2007    115,000 10,000  0       0       0
Santos,      2006    112,100      0  0       0       0
CEO,         2005    108,200      0  0       0       0
President,
CFO

Robert P.   2007     110,000 10,000  0       0       0
Nichols,    2006     107,000      0  0       0       0
Exec.       2005     103,200      0  0       0       0
V. P.

_____________________________________________________________
               SUMMARY COMPENSATION TABLE (CONTINUED)
_____________________________________________________________
             Non-
             Qualified
             Deferred  All
Name         Comp-     Other
and          ensation  Comp-
Principal    Earnings  ensation  Total
Position     ($)       ($)       ($)
(a)          (h)       (i)       (j)
_____________________________________________________________
Helena R.    2007      2,500(1)  127,500
Santos,      2006      2,200(1)  114,300
CEO,         2005      2,200(1)  110,400
President,
CFO

Robert P.   2007       2,400(1)  122,400
Nichols,    2006       2,100(1)  109,100
Exec.       2005       2,100(1)  105,300
V. P.
_____________________________________________________________

(1)Represents the Company's matching contribution under the Company's 401(K) Plans.

(1)Represents the Company's matching contribution under the Company's 401(K) Plans.


         OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
_____________________________________________________________
                          Option Awards
_____________________________________________________________
                        Number
           Number       of
           of           Securities
           Securities   Under-
           Under-       lying
           lying        Unexercised  Option
           Exercised    Options(#)   Exercise  Option
           Options(#)   Unexerci-    Price     Expiration
Name       Exercisable  sable        ($)       Date
(a)        (b)          (c)          (e)       (f)
_____________________________________________________________
Helena R.   5,000        0             .84      5/2009
Santos

Robert P.  25,000        0            1.45      (1)
Nichols
_____________________________________________________________

(1) 12,000 shares expire in March 2008; 8,000 shares expire
May 2009; and 5,000 shares expire October 2012.


Option Grants in Last Fiscal Year

There were no options granted to officers during fiscal 2007.

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                        Number of
               Shares of                Securities     Value of
               Common                   Underlying     Unexercised
               Stock                    Unexercised    in-the-money
               Acquired                 Options        Options
               On             Value     at FY-End (#)  at FY-End ($)
               Exercise       Realized  Exercisable/   Exercisable/
Name           (#)            ($)(1)    Unexercisable  Unexercisable(1)
________________________________________________________________________
Helena R. Santos    10,000               16,500    5,000/0  12,530/0

(1) Calculated by multiplying the number of shares of Common Stock subject to options by the difference between the market price and exercise price, per share, on date of exercise, and June 30, 2007, respectively.


Related Transactions
____________________

    Mr. Joseph G. Cremonese, who was first elected a Class C Director at the Annual Meeting of Stockholders in November 2002 through his affiliate, Laboratory Innovation Company, Ltd., has been providing independent marketing consulting services to the Company for approximately ten years. Commencing January 1, 2003, the services have been rendered pursuant to a consulting agreement which was amended and restated for a second time in March 2007. The agreement as amended and restated provides that Mr. Cremonese and his affiliate render, at the request of the Company, through December 31, 2008 marketing consulting services of at least 60, but not more than 96, days per year at the rate of $600 per day with a monthly payment of $3,000, with the Company's obligation reduced to the extent the consulting services are less than 60 days for the 12 month period. The agreement contains confidentiality and non-competition covenants. During fiscal 2007, the Company paid an aggregate of $32,900 for the consulting services.

    Pursuant to the Altamira acquisition, Ms. Morin, a former 90.4%
owner of the capital stock of Altamira, received $361,440 in cash, 112, 950 shares of the Common Stock of the Company and the right to receive 90.4% of 5% as adjusted, of the net sales of Altamira for each of the following five periods - December 1, 2006 to June 30, 2007, each of the 12 month periods ending respectively on June 30, 2008, June 30, 2009, and
June 30, 2010; and July 1, 2010 to November 30, 2010. The payment to Ms. Morin for the first period amounted to $59,700. The Company and Ms. Morin and the other sellers agreed to the filing by the Company of an election under Section 338 of the Internal Revenue Code to treat the acquisition as a purchase for tax purposes within the meaning of the Code ("Code") and the Company agreed to reimburse them for any tax consequences resulting from such election. Accordingly, in September 2007, the Company paid Ms. Morin $39,800 and $2,200 to the other selling stockholders in reimbursement.
In connection with the Altamira transaction, the Company agreed to have Altamira continue to employ Ms. Morin for up to 90 days. However, due to operational needs, she has been employed on a part-time basis since May 1, 2007 to supervise the on-site administrative duties.

    In connection with the Altamira acquisition, Altamira entered into a two-year employment agreement with Mr. Brookman March, husband of Ms. Morin, who was prior to the acquisition Altamira's Vice President and a director, employing him as Director of Marketing and Operations. The employment agreement provides for a two year term at a salary of $110,000 per annum with Altamira having two one-year renewal options, at a salary increase of 2% during each renewal period plus adjustments based on annual increases in the consumer price index.

Section 16(a) Reporting
_______________________

    The Company believes that, for the year ended June 30, 2007, its officers, directors and 10% stockholders timely complied with all filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.


                            PROPOSAL 2

    APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       The Board of Directors, subject to stockholders' approval, appointed Nussbaum Yates Berg Klein & Wolpow, LLP (the "Firm")
(formerly Nussbaum, Yates & Wolpow, P.C.) as the Company's independent registered public accounting firm of the Company for its financial statements for fiscal year ending June 30, 2008. The Firm has audited the consolidated financial statements of the Company since 1991.
A representative of the Firm is expected to be present at the Annual Meeting, and will have an opportunity to make a statement to the stockholders and will be available to respond to appropriate questions. The ratification of the appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be included in determining the number of shares of Common Stock present or represented and entitled to vote for purposes of approval and will have the effect of votes "against" the proposal. Broker "non-votes" will not be counted in determining the number of shares of Common Stock present or represented and entitled to vote to approve the proposal and will therefore not have the effect of votes either "for" or "against".

       Stockholder ratification of the appointment is not required by the Company's Certificate of Incorporation or By-laws or otherwise. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain that firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

       The following is a description of the fees incurred by the Company for services by the Firm during fiscal 2007 and the fiscal year ended June 30, 2006 ("fiscal 2006").

       Audit Fees: The Company incurred fees of the Firm of approximately $35,000 and $24,500 in connection with its audit of the Company's financial statements for fiscal 2007 and fiscal 2006, and $4,500 and $2,850 in connection with the review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal 2007 and fiscal 2006, respectively.

       Tax Fees: The Company incurred fees of the Firm of approximately $4,000 for each of fiscal 2007 and fiscal 2006, in connection with preparation of the corporate tax returns.

       Financial Information Systems Design and Implementation Fees:
The Firm was not engaged by the Company during either fiscal 2007 or fiscal 2006 to provide advice regarding financial information systems design and implementation.

      Other Fees: The Company paid $39,900 in fiscal 2007 to the Firm in connection with the acquisition of Altamira. The Firm did not perform other non-audit services in fiscal 2006.

The Board of Directors unanimously recommends that the stockholders vote FOR the ratification of the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP as the Company's independent registered public accounting irm for the fiscal year ending June 30, 2008.
                          OTHER MATTERS

       The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting; however, if any other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares of Common Stock they represent in accordance with their judgment on such matters.


                      ADDITIONAL INFORMATION

       The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2007, includes its Annual Report on Form 10-KSB for the year which was filed with the U.S. Securities and Exchange Commission on September 28, 2007. The Annual Report to Stockholders on Form 10-KSB is not part of this proxy material, but is being mailed to stockholders with this proxy solicitation.

                      STOCKHOLDER PROPOSALS

       Proposals of stockholders of the Company intended to be presented at the Company's Annual Meeting of Stockholders following the year ending June 30, 2008 must be received by the Secretary of the Company for inclusion in the appropriate proxy materials no later than July 7, 2008.

                    EXPENSES AND SOLICITATION

       The entire cost of soliciting proxies will be borne by the Company.
In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone.
No additional compensation will be paid to such persons for any additional solicitations. The Company will also request securities brokers, custodians, nominees and fiduciaries who hold shares of Common Stock of record to forward solicitation material to the beneficial owners of such shares, and will reimburse them for their reasonable out-of-pocket expenses in forwarding such soliciting materials.



                                     By Order of your Board of Directors,

                                     /s/Robert P. Nichols
                                     ____________________
                                     Robert P. Nichols
                                     Secretary

Bohemia, New York
October 19, 2007


____________________________________________________________________________


                SCIENTIFIC INDUSTRIES, INC.
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                    November 29, 2007

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints Joseph G. Cremonese and Helena R.
Santos, and each of them, with full power of substitution, to vote, as a holder of the common stock, par value $0.05 per share
("Common Stock"), of Scientific Industries, Inc., a Delaware corporation (the "Company"), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the 2007 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held at the Holiday Inn Hotel, 3845 Veterans Memorial Highway, Ronkonkoma, New York, on Thursday, November 29, 2007 at 11:00 a.m. New York time, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

The Board of Directors recommends the vote FOR the election of the nominees for Class B Directors named below and proposal 2.

1.  Election of Class B Directors:  JOSEPH I. KESSELMAN    GRACE S. MORIN
        FOR both nominees  (    )    WITHHOLD for both nominees  (    )

If you do not wish your shares voted FOR one of the two nominees, draw a line through that person's name above.


2. Proposal to ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP, as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2008.

FOR   (   )		AGAINST   (   )		ABSTAIN   (   )

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE, SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

__________________________________________________________________________


(BACK OF CARD)


PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NAMED NOMINEES AS DIRECTORS AND APPROVAL OF PROPOSAL NO. 2 LISTED ON THE REVERSE SIDE OF THIS CARD.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Annual Meeting and voting in person. A stockholder's attendance at the Annual
Meeting will not by itself revoke a proxy given by the stockholder.

                          (Please sign exactly as the name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.)




Dated:___________,2007                    _______________________________
                                          Signature

PLEASE COMPLETE, SIGN, DATE               __________________________________
AND RETURN THE PROXY CARD                 Signature, if held by joint owners
PROMPTLY USING THE
ENCLOSED ENVELOPE.